UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2005

TIPPERARY CORPORATION
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-7796 (Commission File Number)	75-1236955 (IRS Employer Identification No.)

633 Seventeenth Street, Suite 1550 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

303-293-9379

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Signature

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 22, 2005, Tipperary Corporation (“the Company”) entered into an agreement with Houlihan Lokey Howard & Zukin Capital, Inc. (“Houlihan Lokey”), an unrelated party.  Houlihan Lokey will provide financial advisory and investment banking services to the Company in connection with Slough Estates USA Inc.’s previously announced intention to divest of its ownership and investments in the Company.  For these services Houlihan Lokey will receive a monthly retainer fee, will receive a cash fee upon consummation of a financing or sale transaction whereby Slough divests its interests, and will be reimbursed for reasonable out of pocket expenses.

SIGNATURE

                Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPERARY CORPORATON

By:	/s/ David L. Bradshaw
David L. Bradshaw, President,
Chief Executive Officer and
Chairman of the Board

Date: February 25, 2005